SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 and 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 1999

                               THE CIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                          1-1861               13-2994534
(State or other jurisdiction            (Commission          (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036

                    (Address of principal executive offices)

Registrant's telephone number, including area code:               (212) 536-1390

Item 5.           Other Events.

                  On June 15, 1999, The CIT Group, Inc. ("CIT") issued a joint press release with Newcourt Credit Group Inc. ("Newcourt") relating to the initiation of discussions to reassess Newcourt's earnings expectations. Concurrently, CIT and Newcourt entered into an amendment (the "Amendment") to the Agreement and Plan of Reorganization dated as of March 7, 1999. The joint press release issued by CIT and Newcourt on June 15, 1999 is filed herewith as
Exhibit 99 and incorporated by reference in its entirety in this Item 5. A copy of the Amendment is filed herewith as Exhibit 2 and incorporated by reference in its entirety in this Item 5.

                                  Exhibit Index

Exhibit
  No.          Description
-------        -----------------------------------------------------------------
   2           Amendment dated June 14, 1999 to the Agreement and Plan of
               Reorganization, dated as of March 7, 1999 between The CIT
               Group, Inc. and Newcourt Credit Group Inc.

   99 Press release dated June 15, 1999 and issued jointly by The CIT Group, Inc. and Newcourt Credit Group Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          The CIT Group, Inc.
                                          -------------------------------------
                                          (Registrant)

                                          By: /s/ Joseph M. Leone
                                          --------------------------------------
                                          Joseph M. Leone
                                          Executive Vice President and
                                          Chief Financial Officer

Date: June 15, 1999